UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
VICTORIA DIVISION

In re:	§	Case No. 16-60021
	§	
ESP RESOURCES, INC.	§	
	§	
	§	
Debtor(s)	§	

CHAPTER 7 TRUSTEE'S FINAL ACCOUNT AND DISTRIBUTION REPORT CERTIFICATION THAT THE ESTATE HAS BEEN FULLY ADMINISTERED AND APPLICATION TO BE DISCHARGED (TDR)

Lowell T. Cage, chapter 7 trustee, submits this Final Account, Certification that the Estate has been Fully Administered and Application to be Discharged.

1) All funds on hand have been distributed in accordance with the Trustee's Final Report and, if applicable, any order of the Court modifying the Final Report. The case is fully administered and all assets and funds which have come under the trustee's control in this case have been properly accounted for as provided by law. The trustee hereby requests to be discharged from further duties as a trustee.

2) A summary of assets abandoned, assets exempt, total distributions to claimants, claims discharged without payment, and expenses of administration is provided below:

Assets Abandoned: *(without deducting any secured claims)*	$27,218.90	Assets Exempt:	NA
Total Distributions to Claimants:	$0.00	Claims Discharged Without Payment:	NA
Total Expenses of Administration:	$16,702.73		

3) Total gross receipts of $16,702.73 (see **Exhibit 1**), minus funds paid to the debtor(s) and third parties of $0.00 (see **Exhibit 2),** yielded net receipts of $16,702.73 from the liquidation of the property of the estate, which was distributed as follows:

	CLAIMS SCHEDULED	CLAIMS ASSERTED	CLAIMS ALLOWED	CLAIMS PAID
Secured Claims (from **Exhibit 3**)	$0.00	$168,249.68	$100,000.00	$0.00
Priority Claims:				
Chapter 7 Admin. Fees and Charges (from **Exhibit 4**)	NA	$16,018.93	$16,018.93	$16,018.93
Prior Chapter Admin. Fees and Charges (from **Exhibit 5**)	NA	$302,543.69	$302,543.69	$683.80
Priority Unsecured Claims (From **Exhibit 6**)	$0.00	$1,253,181.43	$1,253,181.43	$0.00
General Unsecured Claims (from **Exhibit 7**)	$0.00	$4,056,907.26	$4,056,757.26	$0.00
Total Disbursements	$0.00	$5,796,900.99	$5,728,501.31	$16,702.73

4). This case was originally filed under chapter 11 on 03/10/2016. The case was converted to one under Chapter 7 on 05/01/2017. The case was pending for 46 months.

5). All estate bank statements, deposit slips, and canceled checks have been submitted to the United States Trustee.

6). An individual estate property record and report showing the final accounting of the assets of the estate is attached as **Exhibit 8**. The cash receipts and disbursements records for each estate bank account, showing the final accounting of the receipts and disbursements of estate funds is attached as **Exhibit 9**.

Pursuant to Fed R Bank P 5009, I hereby certify, under penalty of perjury, that the foregoing report is true and correct.

Dated: 03/10/2021 By: /s/ Lowell T. Cage

Trustee

STATEMENT: This Uniform Form is associated with an open bankruptcy case, therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

EXHIBITS TO
FINAL ACCOUNT

EXHIBIT 1 – GROSS RECEIPTS

DESCRIPTION	UNIFORM TRAN. CODE	AMOUNT RECEIVED
Directors & Liabilities Policy, AIG Specialty Insurance Company; General Liability & Umbrella Polices, Gemini Insurance	1129-000	$693.73
Insurance policy refund - Account No. 900-4115275	1229-000	$13,509.00
Remnant Assets	1290-000	$2,500.00
TOTAL GROSS RECEIPTS		$16,702.73

The Uniform Transaction Code is an accounting code assigned by the trustee for statistical reporting purposes.

EXHIBIT 2 – FUNDS PAID TO DEBTOR & THIRD PARTIES

NONE

EXHIBIT 3 – SECURED CLAIMS

NONE

CLAIM NUMBER	CLAIMANT	UNIFORM TRAN. CODE	CLAIMS SCHEDULED	CLAIMS ASSERTED	CLAIMS ALLOWED	CLAIMS PAID
6	IPFS Corporation	4110-000	$0.00	$12,102.60	$0.00	$0.00
7	ANMOL AGNIHOTRI	4210-000	$0.00	$100,000.00	$100,000.00	$0.00
11	First Insurance Funding Corp	4110-000	$0.00	$56,147.08	$0.00	$0.00
TOTAL SECURED CLAIMS			$0.00	$168,249.68	$100,000.00	$0.00

EXHIBIT 4 – CHAPTER 7 ADMINISTRATIVE FEES and CHARGES

PAYEE	UNIFORM TRAN. CODE	CLAIMS SCHEDULED	CLAIMS ASSERTED	CLAIMS ALLOWED	CLAIMS PAID
Cage, Hill & Niehaus L.L.P., Trustee	2100-000	NA	$2,420.27	$2,420.27	$2,420.27
Cage, Hill & Niehaus L.L.P., Trustee	2200-000	NA	$180.03	$180.03	$180.03
International Sureties, Ltd	2300-000	NA	$4.34	$4.34	$4.34
Independent Bank	2600-000	NA	$21.03	$21.03	$21.03
Integrity Bank	2600-000	NA	$51.50	$51.50	$51.50
U.S. Trustee	2950-000	NA	$325.00	$325.00	$0.00
Clerk, US Bankruptcy Court (Claim No.15; U.S. Trustee)	2950-001	NA	$0.00	$0.00	$325.00
American United Life Insurance	2990-000	NA	$200.00	$200.00	$200.00

Attorney for Trustee	3110-000	NA	$7,071.50	$7,071.50	$7,071.50
Attorney for Trustee	3120-000	NA	$764.74	$764.74	$764.74
Accountant for Trustee	3410-000	NA	$4,770.75	$4,770.75	$4,770.75
Accountant for Trustee	3420-000	NA	$209.77	$209.77	$209.77
TOTAL CHAPTER 7 ADMIN. FEES AND CHARGES		NA	$16,018.93	$16,018.93	$16,018.93

EXHIBIT 5 – PRIOR CHAPTER ADMINISTRATIVE FEES and CHARGES

PAYEE	UNIFORM TRAN. CODE	CLAIMS SCHEDULED	CLAIMS ASSERTED	CLAIMS ALLOWED	CLAIMS PAID
Clerk, US Bankruptcy Court (Claim No. 8; Amerisource Funding, Inc.) Prior Chapter Administrative	6990-001	NA	$302,543.69	$302,543.69	$683.80
TOTAL PRIOR CHAPTER ADMIN. FEES AND CHARGES		NA	$302,543.69	$302,543.69	$683.80

EXHIBIT 6 – PRIORITY UNSECURED CLAIMS

CLAIM NUMBER	CLAIMANT	UNIFORM TRAN. CODE	CLAIMS SCHEDULED	CLAIMS ASSERTED	CLAIMS ALLOWED	CLAIMS PAID
3	INTERNAL REVENUE SERVICE	5800-000	$0.00	$1,203,712.32	$1,203,712.32	$0.00
13	St. Martin Parish	5800-000	$0.00	$9,591.26	$9,591.26	$0.00
14	Louisiana Department of Revenue	5800-000	$0.00	$39,877.85	$39,877.85	$0.00
TOTAL PRIORITY UNSECURED CLAIMS			$0.00	$1,253,181.43	$1,253,181.43	$0.00

EXHIBIT 7 – GENERAL UNSECURED CLAIMS

CLAIM NUMBER	CLAIMANT	UNIFORM TRAN. CODE	CLAIMS SCHEDULED	CLAIMS ASSERTED	CLAIMS ALLOWED	CLAIMS PAID
1	Michael C Winter	7100-000	$0.00	$12,586.68	$12,586.68	$0.00
2	BWC Management, Inc.	7100-000	$0.00	$474,444.53	$474,444.53	$0.00
3a	INTERNAL REVENUE SERVICE	7100-000	$0.00	$13,595.56	$13,595.56	$0.00
4	Wright, Moore, Dehart, Dupuis & Hutchin	7100-000	$0.00	$150.00	$0.00	$0.00
5	Fettner	7100-000	$0.00	$20,936.82	$20,936.82	$0.00

	Thompson, Attorneys at Law					
9	Todd A. Jones	7100-000	$0.00	$14,982.85	$14,982.85	$0.00
10	Daniel Spencer	7100-000	$0.00	$3,500,000.00	$3,500,000.00	$0.00
12	CINTAS Corporation No. 2, Location 083	7100-000	$0.00	$11,814.57	$11,814.57	$0.00
14a	Louisiana Department of Revenue	7200-000	$0.00	$8,396.25	$8,396.25	$0.00
TOTAL GENERAL UNSECURED CLAIMS			$0.00	$4,056,907.26	$4,056,757.26	$0.00

FORM 1
INDIVIDUAL ESTATE PROPERTY RECORD AND REPORT
ASSET CASES

Exhibit 8

Case No.: 16-60021-V5-7
Case Name: ESP RESOURCES, INC.
For the Period Ending: 3/10/2021

Trustee Name: Lowell Cage
Date Filed (f) or Converted (c): 05/01/2017 (c)
§341(a) Meeting Date:
Claims Bar Date: 10/13/2017

Ref. #	1 Asset Description (Scheduled and Unscheduled (u) Property)		2 Petition/ Unscheduled Value	3 Estimated Net Value (Value Determined by Trustee, Less Liens, Exemptions, and Other Costs)	4 Property Abandoned OA =§ 554(a) abandon.	5 Sales/Funds Received by the Estate	6 Asset Fully Administered (FA)/ Gross Value of Remaining Assets
1	MidSouth Bank operating xx1320		$5,053.96	$0.00		$0.00	FA
2	Deposits (The Woodlands landlord)		$22,164.94	$0.00		$0.00	FA
3	ESP Petrochemicals, Inc. (100% ownership)		Unknown	$0.00		$0.00	FA
4	ESP Ventures, Inc. (Note: ESP Ventures, Inc. owned 100% of the stock in ESP Advanced Technologies, Inc., ESP Corporation S.A., and ESP Facilities & Pipeline Services, Inc. ESP Corporation S.A. owned 100% of the stock in ESP Marketing Group, Inc. and ESP PNG, Inc.). All companies have ceased business operations.		Unknown	$0.00		$0.00	FA
5	ESP IP Holdings, Inc., non-operating entity (100%)		Unknown	$0.00		$0.00	FA
6	ESP Payroll Services, Inc., incorporated, never active (100%)		Unknown	$0.00		$0.00	FA
7	IEM, Inc., non-operating entity (100%)		Unknown	$0.00		$0.00	FA
8	espchem.com		Unknown	$0.00		$0.00	FA
9	Directors & Liabilities Policy, AIG Specialty Insurance Company; General Liability & Umbrella Polices, Gemini Insurance Company, Automobile Insurance and Workers Comp Policies, Berkley National Insurance Company; Equipment Floater, Lloyd's		Unknown	$693.73		$693.73	FA
10	Affiliate Accounts Receivable, book value $4,631,878.22, owned by related entities that are no longer operating and have no assets, collectability unknown.		Unknown	$0.00		$0.00	FA
11	Insurance policy refund - Account No. 900-4115275	(u)	$0.00	$13,509.00		$13,509.00	FA
12	Remnant Assets	(u)	$0.00	$2,500.00		$2,500.00	FA

Asset Notes: Order granting motion to sell (doc#334 dated 5/22/19)

FORM 1

INDIVIDUAL ESTATE PROPERTY RECORD AND REPORT

ASSET CASES

Case No.: 16-60021-V5-7
Case Name: ESP RESOURCES, INC.
For the Period Ending: 3/10/2021

Trustee Name: Lowell Cage
Date Filed (f) or Converted (c): 05/01/2017 (c)
§341(a) Meeting Date:
Claims Bar Date: 10/13/2017

1	2	3	4	5	6
Asset Description (Scheduled and Unscheduled (u) Property)	**Petition/ Unscheduled Value**	**Estimated Net Value (Value Determined by Trustee, Less Liens, Exemptions, and Other Costs)**	**Property Abandoned OA =§ 554(a) abandon.**	**Sales/Funds Received by the Estate**	**Asset Fully Administered (FA)/ Gross Value of Remaining Assets**
TOTALS (Excluding unknown value)					**Gross Value of Remaining Assets**
	$27,218.90	**$16,702.73**		**$16,702.73**	**$0.00**

Major Activities affecting case closing:

02/11/2020 TFR submitted to UST on 02/11/20.

09/30/2019 Liquidation complete. Claims review/objections pending. Ready to close after claims complete.

SDW

09/30/2018 Prior to conversion of this case, all assets of the Debtor were sold. The sum of $25,000 was reserved pursuant to the sale for payment to the chapter 7 Trustee. Records being reviewed for any avoidable transfers. May need to object to claims. Trustee has talked to persons interested in purchasing the Debtor's corporate shell. (TLW)

Initial Projected Date Of Final Report (TFR): 12/31/2019 **Current Projected Date Of Final Report (TFR):** 11/30/2019

/s/ LOWELL CAGE

LOWELL CAGE

FORM 2

CASH RECEIPTS AND DISBURSEMENTS RECORD

Case No.	16-60021-V5-7	**Trustee Name:**	Lowell Cage
Case Name:	ESP RESOURCES, INC.	**Bank Name:**	Independent Bank
Primary Taxpayer ID #:	**-***0762	**Checking Acct #:**	******0021
Co-Debtor Taxpayer ID #:		**Account Title:**	DDA
For Period Beginning:	3/10/2016	**Blanket bond (per case limit):**	$77,534,000.00
For Period Ending:	3/10/2021	**Separate bond (if applicable):**	

1	2	3	4		5	6	7
Transaction Date	**Check / Ref. #**	**Paid to/ Received From**	**Description of Transaction**	**Uniform Tran Code**	**Deposit $**	**Disbursement $**	**Balance**
01/22/2018	(9)	First Insurance Funding	return of overpayment on policy; ck #10209120 dated 11/21/17 letter dated 01/08/18	1129-000	$693.73		$693.73
01/31/2018		Integrity Bank	Bank Service Fee	2600-000		$0.26	$693.47
02/28/2018		Integrity Bank	Bank Service Fee	2600-000		$0.93	$692.54
03/31/2018		Integrity Bank	Bank Service Fee	2600-000		$1.02	$691.52
04/30/2018		Integrity Bank	Bank Service Fee	2600-000		$0.99	$690.53
05/22/2018	(11)	First Insurance Funding	Refund insurance premium Account No. 900-4115275; Ck#15010492 dated 05/14/18.	1229-000	$13,509.00		$14,199.53
05/31/2018		Integrity Bank	Bank Service Fee	2600-000		$6.85	$14,192.68
06/30/2018		Integrity Bank	Bank Service Fee	2600-000		$20.40	$14,172.28
07/31/2018		Integrity Bank	Bank Service Fee	2600-000		$21.05	$14,151.23
08/05/2018		Independent Bank	Bank Service Fee	2600-000		$3.39	$14,147.84
08/06/2018		Independent Bank	Bank Service Fee	2600-000		($3.39)	$14,151.23
08/31/2018		Independent Bank	Bank Service Fee	2600-000		$247.64	$13,903.59
09/05/2018		Independent Bank	Bank Service Fee	2600-000		($247.64)	$14,151.23
09/06/2018		Independent Bank	Bank Service Fee	2600-000		$21.03	$14,130.20
10/08/2018	3001	International Sureties, Ltd	Bond payment	2300-000		$4.34	$14,125.86
05/29/2019	(12)	Oak Point Partners	5/22/19 334 Sale of remnant assets; ck#6113 dated 05/23/19	1290-000	$2,500.00		$16,625.86
07/16/2019	3002	Cage, Hill & Niehaus L.L.P.	07/15/19 342 Attorney fees/expenses	*		$7,836.24	$8,789.62
			$(7,071.50)	3110-000			$8,789.62
			$(764.74)	3120-000			$8,789.62
07/16/2019	3003	William G West, P.C., CPA	07/15/19 343 Accountant fees/expenses	*		$4,980.52	$3,809.10
			$(4,770.75)	3410-000			$3,809.10
			$(209.77)	3420-000			$3,809.10
11/18/2019	3004	American United Life Insurance	Plan #G36572/CCA ID#20190801RW; Expense for termination of 401K plan.	2990-000		$200.00	$3,609.10
04/28/2020	3005	Cage, Hill & Niehaus L.L.P.	Trustee Compensation	2100-000		$2,420.27	$1,188.83
04/28/2020	3006	Cage, Hill & Niehaus L.L.P.	Trustee Expenses	2200-000		$180.03	$1,008.80
				SUBTOTALS	$16,702.73	$15,693.93	

FORM 2

CASH RECEIPTS AND DISBURSEMENTS RECORD

Case No.	16-60021-V5-7	**Trustee Name:**	Lowell Cage
Case Name:	ESP RESOURCES, INC.	**Bank Name:**	Independent Bank
Primary Taxpayer ID #:	**-***0762	**Checking Acct #:**	******0021
Co-Debtor Taxpayer ID #:		**Account Title:**	DDA
For Period Beginning:	3/10/2016	**Blanket bond (per case limit):**	$77,534,000.00
For Period Ending:	3/10/2021	**Separate bond (if applicable):**	

1 Transaction Date	2 Check / Ref. #	3 Paid to/ Received From	4 Description of Transaction	Uniform Tran Code	5 Deposit $	6 Disbursement $	7 Balance
04/28/2020	3007	Amerisource Funding, Inc.	Final Distribution Claim #8	6990-000		$683.80	$325.00
04/28/2020	3008	U. S. Trustee	Final Distribution Claim #15	2950-000		$325.00	$0.00
07/14/2020	3008	STOP PAYMENT: U. S. Trustee	Ck uncashed. Reissue to correct address; Final Distribution Claim #15	2950-004		($325.00)	$325.00
07/14/2020	3009	U. S. Trustee	Replaces ck#3008; Final Distribution Claim #15	2950-000		$325.00	$0.00
09/28/2020	3007	STOP PAYMENT: Amerisource Funding, Inc.	Final Distribution Claim #8	6990-004		($683.80)	$683.80
12/23/2020	3009	STOP PAYMENT: U. S. Trustee	Replaces ck#3008; Final Distribution Claim #15	2950-004		($325.00)	$1,008.80
01/14/2021	3010	CLERK, U.S. BANKRUPTCY COURT	Unclaimed funds	*		$1,008.80	$0.00
			$(325.00)	2950-001			$0.00
			$(683.80)	6990-000			$0.00

	Deposit	Disbursement	Balance
TOTALS:	$16,702.73	$16,702.73	$0.00
Less: Bank transfers/CDs	$0.00	$0.00	
Subtotal	$16,702.73	$16,702.73	
Less: Payments to debtors	$0.00	$0.00	
Net	$16,702.73	$16,702.73	

For the period of 3/10/2016 to 3/10/2021

Total Compensable Receipts:	$16,702.73
Total Non-Compensable Receipts:	$0.00
Total Comp/Non Comp Receipts:	$16,702.73
Total Internal/Transfer Receipts:	$0.00
Total Compensable Disbursements:	$16,702.73
Total Non-Compensable Disbursements:	$0.00
Total Comp/Non Comp Disbursements:	$16,702.73
Total Internal/Transfer Disbursements:	$0.00

For the entire history of the account between 07/24/2017 to 3/10/2021

Total Compensable Receipts:	$16,702.73
Total Non-Compensable Receipts:	$0.00
Total Comp/Non Comp Receipts:	$16,702.73
Total Internal/Transfer Receipts:	$0.00
Total Compensable Disbursements:	$16,702.73
Total Non-Compensable Disbursements:	$0.00
Total Comp/Non Comp Disbursements:	$16,702.73
Total Internal/Transfer Disbursements:	$0.00

FORM 2

CASH RECEIPTS AND DISBURSEMENTS RECORD

Case No.	16-60021-V5-7	**Trustee Name:**	Lowell Cage
Case Name:	ESP RESOURCES, INC.	**Bank Name:**	Independent Bank
Primary Taxpayer ID #:	**-***0762	**Checking Acct #:**	******0021
Co-Debtor Taxpayer ID #:		**Account Title:**	DDA
For Period Beginning:	3/10/2016	**Blanket bond (per case limit):**	$77,534,000.00
For Period Ending:	3/10/2021	**Separate bond (if applicable):**	

1	2	3	4		5	6	7
Transaction Date	**Check / Ref. #**	**Paid to/ Received From**	**Description of Transaction**	**Uniform Tran Code**	**Deposit $**	**Disbursement $**	**Balance**

	NET DEPOSITS	NET DISBURSE	ACCOUNT BALANCES
TOTAL - ALL ACCOUNTS	$16,702.73	$16,702.73	$0.00

For the period of 3/10/2016 to 3/10/2021

Total Compensable Receipts:	$16,702.73
Total Non-Compensable Receipts:	$0.00
Total Comp/Non Comp Receipts:	$16,702.73
Total Internal/Transfer Receipts:	$0.00
Total Compensable Disbursements:	$16,702.73
Total Non-Compensable Disbursements:	$0.00
Total Comp/Non Comp Disbursements:	$16,702.73
Total Internal/Transfer Disbursements:	$0.00

For the entire history of the case between 05/01/2017 to 3/10/2021

Total Compensable Receipts:	$16,702.73
Total Non-Compensable Receipts:	$0.00
Total Comp/Non Comp Receipts:	$16,702.73
Total Internal/Transfer Receipts:	$0.00
Total Compensable Disbursements:	$16,702.73
Total Non-Compensable Disbursements:	$0.00
Total Comp/Non Comp Disbursements:	$16,702.73
Total Internal/Transfer Disbursements:	$0.00

/s/ LOWELL CAGE

LOWELL CAGE